Exhibit 99.1

CoreVest American Finance 2020-2 Trust
Mortgage Pass-Through Certificates
Mortgage Loan and Sample Property Agreed-Upon Procedures

Report To:
CoreVest Purchaser 2, LLC
CoreVest American Finance Depositor LLC
Wells Fargo Securities, LLC
Morgan Stanley & Co. LLC
Goldman Sachs & Co. LLC
Nomura Securities International, Inc.

6 May 2020

Ernst & Young LLP Tel: +1 212 773 3000 5 Times Square ey.com New York, NY 10036

Report of Independent Accountants on Applying Agreed-Upon Procedures

CoreVest Purchaser 2, LLC CoreVest American Finance Depositor LLC 650 Fifth Avenue, Suite 2140 New York, New York 10019	Goldman Sachs & Co. LLC 200 West Street New York, New York 10282
Wells Fargo Securities, LLC 30 Hudson Yards, 15th Floor New York, New York 10001	Nomura Securities International, Inc. 309 West 49th Street New York, New York 10019
Morgan Stanley & Co. LLC 1585 Broadway, 4th Floor New York, New York 10036

Re:	CoreVest American Finance 2020-2 Trust (the “Issuing Entity”) Mortgage Pass-Through Certificates (the “Certificates”) Mortgage Loan and Sample Property Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist the Specified Parties in evaluating certain information with respect to the Mortgage Loans and certain Mortgaged Properties (both as defined herein) relating to the Issuing Entity’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, CoreVest Purchaser 2, LLC (“CoreVest”), on behalf of CoreVest American Finance Depositor LLC (the “Depositor”), provided us with:
a.	Certain electronic data files containing information relating to the Mortgage Loans (the “Mortgage Loan Data Files”) that are described in Attachment A,
b.
Certain electronic data files containing information relating to the Mortgaged Properties (the “Property Data Files,” together with the Mortgage Loan Data Files, the “Data Files”) that are described in Attachment A,

c.	Electronic copies of the loan files for the Mortgage Loans and certain Mortgaged Properties which contain copies of:
	i.	Various source documents relating to the Mortgage Loans (the “Mortgage Loan Source Documents”) and
ii.
Appraisal or desktop review reports (collectively, the “Appraisals”) and/or broker price opinions (the “BPOs,” together with the Appraisals, the “Property Source Documents”) relating to certain Mortgaged Properties,

d.
An electronic data file labeled “MSA List by Zip Code v3.xlsx” (the “MSA Support File,” together with the Property Source Documents, the “Property Sources”) which contains metropolitan statistical area information for certain zip codes,

e.
A schedule (the “Property Sampling Schedule”), certain information from which is shown on Exhibit 2 to Attachment A, that CoreVest, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a “Loan ID”) corresponding to certain fixed-rate mortgage loans,

f.
A list of characteristics on the Property Data Files (the “Property Sample Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Property Sources,

g.
A list of characteristics on the Mortgage Loan Data Files (the “Compared Mortgage Loan Characteristics”), which are listed on Exhibit 5 to Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Mortgage Loan Source Documents,

h.
A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to recalculate using information on the Data Files,

i.
A list of characteristics on the Mortgage Loan Data Files (the “Provided Mortgage Loan Characteristics”), which are listed on Exhibit 6 to Attachment A, on which CoreVest, on behalf of the Depositor, instructed us to perform no procedures,

j.	A draft of the preliminary confidential offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
k.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Data Files, Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Property Sample Characteristics, Compared Mortgage Loan Characteristics, Recalculated Characteristics, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Data Files.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular or any other information provided to us by CoreVest, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loans and Mortgaged Properties, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by CoreVest, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans or Mortgaged Properties would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

6 May 2020

Attachment A Page 1 of 9

Background

For the purpose of the procedures described in this report, CoreVest, on behalf of the Depositor, indicated that:
a.	The primary assets of the Issuing Entity will be 87 fixed-rate mortgage loans (the “Mortgage Loans”) and
b.	The Mortgage Loans are secured by first liens on 2,330 mortgaged properties (the “Mortgaged Properties”) which consist of:
i.	1,836 single-family residential properties,
ii.	222 2-4 unit residential properties,
iii.	138 townhomes,
iv.	92 condominiums,
v.	35 multifamily properties and
vi.	7 mixed use properties.

Procedures performed and our associated findings

1.	CoreVest, on behalf of the Depositor, provided us with electronic data files:
a.
Labeled “Active Term Data Tape 2020-2 v84 - External.xlsb” and the corresponding record layout and decode information (“Preliminary Property Data File 1”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,230 mortgaged properties (the “Preliminary Properties 1”) that secure 87 mortgage loans (the “Preliminary Mortgage Loans 1”),

b.
Labeled “Active Term Data Tape 2020-2 v97 - External.xlsb” and the corresponding record layout and decode information (“Preliminary Property Data File 2”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,338 mortgaged properties (the “Preliminary Properties 2”) that secure 88 mortgage loans (the “Preliminary Mortgage Loans 2”) and

c.
Labeled “Active Term Data Tape 2020-2 v98 - External.xlsb” and the corresponding record layout and decode information (“Preliminary Property Data File 3,” together with Preliminary Property Data File 1 and Preliminary Property Data File 2, the “Preliminary Property Data Files,” which together with the Final Property Data File (as defined herein) comprise the Property Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,338 mortgaged properties (the “Preliminary Properties 3,” together with the Preliminary Properties 1 and Preliminary Properties 2, the “Preliminary Properties”) that secure 88 mortgage loans (the “Preliminary Mortgage Loans 3,” together with the Preliminary Mortgage Loans 1 and Preliminary Mortgage Loans 2, the “Preliminary Mortgage Loans”).

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of:
a.	Preliminary Properties 1 from Preliminary Property Data File 1,
b.	Preliminary Properties 2 from Preliminary Property Data File 2 and
c.	Preliminary Properties 3 from Preliminary Property Data File 3 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph(s) of this Item.

Attachment A Page 2 of 9

1. (continued)

For each of the:
a.	37 Preliminary Mortgage Loans 1,
b.	43 Preliminary Mortgage Loans 2 and
c.	1 Preliminary Mortgage Loan 3
listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
i.	Multiply 25% by the number of Preliminary Properties which:
1)	Secure such Preliminary Mortgage Loan and
2)	Have “Y” for the “parent Y/N” characteristic, as shown on the applicable Preliminary Property Data File,
ii.	Round the value computed in a. above up to the nearest integer and
iii.	Select a random sample of Preliminary Properties from the applicable Preliminary Property Data File equal to the number computed in b. above from the population of Preliminary Properties which:
1)	Secure such Preliminary Mortgage Loan and
2)	Have “Y” for the “parent Y/N” characteristic, as shown on the applicable Preliminary Property Data File.

The application of the sample selection methodology described in the preceding paragraph of this Item resulted in the selection of:
a.	165 Preliminary Properties 1 from Preliminary Property Data File 1 (the “Sample Properties 1”),
b.	435 Preliminary Properties 2 from Preliminary Property Data File 2 (the “Sample Properties 2”) and
c.	107 Preliminary Properties 3 from Preliminary Property Data File 3 (the “Sample Properties 3,” together with the Sample Properties 1 and Sample Properties 2, the “Sample Properties”).

The Sample Properties are shown on Exhibit 1 to Attachment A.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties from the Preliminary Property Data Files or the basis for the inclusion of the:
a.	37 Preliminary Mortgage Loans 1,
b.	43 Preliminary Mortgage Loans 2 and
c.	1 Preliminary Mortgage Loan 3
on the Property Sampling Schedule.  We performed no procedures relating to any Preliminary Mortgage Loan that was not included on the Property Sampling Schedule.

For the purpose of the procedures described in this report, the:
a.	165 Sample Properties 1 are referred to as Sample Property Numbers 1 through 165,
b.	435 Sample Properties 2 are referred to as Sample Property Numbers 166 through 600 and
c.	107 Sample Properties 3 are referred to as Sample Property Numbers 601 through 707.

Attachment A Page 3 of 9

2.
For each Sample Property, we compared the characteristics listed on Exhibit 3 to Attachment A (the “Base Property Sample Characteristics”), as shown on the applicable Preliminary Property Data File, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A.  The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A.  Except for the information shown on Exhibit 4 to Attachment A, all such compared information was in agreement.

3.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2020-2 v144 - External.xlsb” and the corresponding record layout and decode information (the “Final Property Data File”) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans and Mortgaged Properties as of the related due date of each Mortgage Loan in May 2020 (the “Cut-Off Date”).

We compared the property identification number (the “Property ID”) for each Sample Property, as shown on the applicable Preliminary Property Data File, to the corresponding Property ID, as shown on the Final Property Data File, and noted that:
a.	704 of the Mortgaged Properties included on the Final Property Data File were Sample Properties (the “Final Sample Properties”) and
b.	Three Sample Properties were not included on the Final Property Data File (the “Removed Sample Properties”), which are shown on Exhibit 1 to Attachment A.

For the purpose of performing the comparison described above, CoreVest, on behalf of the Depositor, provided the decode table shown below, and instructed us to use the value shown in the “Updated Property ID” column for each Sample Property which corresponds to the “Property ID” that is shown in the “Property ID” column.

Property ID	Updated Property ID	Property ID	Updated Property ID

31012-8	31012-7	31012-23	31012-22
31012-9	31012-8	31012-25	31012-24
31012-10	31012-9	32043-4	32043-3
31012-13	31012-12	32043-3	32043-8
31012-16	31012-15	32043-7	32043-6
31012-19	31012-18	32043-6	32043-5
31012-22	31012-21

4.
For each Final Sample Property, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on the Final Property Data File, to the corresponding information that we identified in performing the procedures described in Item 2.  All such compared information was in agreement.

For the purpose of the procedures described in this Item, all references to the “Sample Properties” in the notes to Exhibit 3 to Attachment A refer to the “Final Sample Properties.”

Attachment A Page 4 of 9

5.
For each Mortgaged Property, we compared the “closest MSA” characteristic (the “Closest MSA Property Sample Characteristic,” which together with the Base Property Sample Characteristics comprise the Property Sample Characteristics), as shown on the Final Property Data File, to the metropolitan statistical area information on the MSA Support File for the corresponding “zip code,” as shown on the Final Property Data File.  All such compared information was in agreement.

6.
CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Preliminary Mortgage Loan Data File”) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans as of the Cut‑Off Date.

For each Mortgage Loan on the Preliminary Mortgage Loan Data File, we compared the Compared Mortgage Loan Characteristics listed on Exhibit 5 to Attachment A, as shown on the Preliminary Mortgage Loan Data File, to the corresponding information located in the Mortgage Loan Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, assumptions and methodologies stated in the notes to Exhibit 5 to Attachment A and the succeeding paragraph(s) of this Item.

The Mortgage Loan Source Document(s) that CoreVest, on behalf of the Depositor, instructed us to use for each Compared Mortgage Loan Characteristic are indicated on Exhibit 5 to Attachment A.  Where more than one Mortgage Loan Source Document is listed for a Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Mortgage Loan Data File for the Compared Mortgage Loan Characteristic agreed with the corresponding information on at least one of the Mortgage Loan Source Documents that are listed for such Compared Mortgage Loan Characteristic on Exhibit 5 to Attachment A.  We performed no procedures to reconcile any differences that may exist between various Mortgage Loan Source Documents for any of the Compared Mortgage Loan Characteristics listed on Exhibit 5 to Attachment A.

7.
As instructed by CoreVest, on behalf of the Depositor, we adjusted the information on the Preliminary Mortgage Loan Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to CoreVest.  The Preliminary Mortgage Loan Data File, as so adjusted, is hereinafter referred to as the “Updated Mortgage Loan Data File.”

Attachment A Page 5 of 9

8.
Subsequent to the performance of the procedures described in Items 6. and 7. above, CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Final Mortgage Loan Data File,” which together with the Preliminary Mortgage Loan Data File comprise the Mortgage Loan Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating the Mortgage Loans as of the Cut‑Off Date.

Using information on the:
a.	Final Mortgage Loan Data File and
b.	Updated Mortgage Loan Data File
for each Mortgage Loan, we compared each Compared Mortgage Loan Characteristic listed on Exhibit 5 to Attachment A, as shown on the Final Mortgage Loan Data File, to the corresponding information on the Updated Mortgage Loan Data File.  All such compared information was in agreement.

9.	Using the:
a.	First Payment Date and
b.	Initial Maturity Date,
as shown on the Final Mortgage Loan Data File, we recalculated the “Original Term to Maturity (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

10.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate (adjusted as described in the succeeding paragraph(s) of this Item, as applicable) and
c.	Monthly Debt Service ($),
as shown on the Final Mortgage Loan Data File, and assuming that each Mortgage Loan has a fixed level monthly payment, we recalculated the “Original Amortization Term (months)” of each Mortgage Loan (except for any Interest Only Mortgage Loan or Group 1 Related Guarantor Mortgage Loan (both as defined herein), which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of the “Original Amortization Term (months)” recalculation described above for each Mortgage Loan (except for any Interest Only Mortgage Loan, Group 1 Related Guarantor Mortgage Loan or Non‑CoreVest Mortgage Loan (as defined herein)), all of which have an “Interest Rate Accrual” of “Actual/360,” as shown on the Final Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Final Mortgage Loan Data File, by twelve (12) and then multiply by a fraction equal to 365/360.

For any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Original Amortization Term (months)” characteristic.

For any Group 1 Related Guarantor Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “360” for the “Original Amortization Term (months)” characteristic.

Attachment A Page 6 of 9

11.
Using the “First Payment Date,” as shown on the Final Mortgage Loan Data File, we recalculated the “Seasoning (months)” of each Mortgage Loan as of the Cut‑Off Date.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

12.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate Accrual,
c.	Seasoning (months),
d.	IO Term (months),
e.	First Payment Date,
f.	Initial Maturity Date,
g.	Interest Rate and
h.	Monthly Debt Service ($),
as shown on the Final Mortgage Loan Data File (except for the Group 1 Related Guarantor Mortgage Loans, which are described in the succeeding paragraph(s) of this Item), we recalculated the principal balance of each Mortgage Loan as of:
i.	The Cut‑Off Date (the “Cut-Off Date Principal Balance”) and
ii.	The “Initial Maturity Date” of the Mortgage Loan (the “Maturity Date Balance”),
assuming all scheduled payments of principal and/or interest on the Mortgage Loans are made and that there are no prepayments or other unscheduled collections.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to:
a.	Ignore differences of +/- $1.00 or less and
b.
Recalculate the “Maturity Date Balance” as the aggregate principal balance that is scheduled to be paid on the “Initial Maturity Date” of the Mortgage Loan, including any principal component of the related “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File, on the “Initial Maturity Date.”

For the 30570 Mortgage Loan (as defined herein), CoreVest, on behalf of the Depositor, instructed us to use:
a.	“26,488,400.00” for the “Cut-Off Date Principal Balance” characteristic and
b.	“23,493,697.02” for the “Maturity Date Balance” characteristic.

For the 30567 Mortgage Loan (as defined herein), CoreVest, on behalf of the Depositor, instructed us to use:
a.	“18,049,000.00” for the “Cut-Off Date Principal Balance” characteristic and
b.	“14,862,746.68” for the “Maturity Date Balance” characteristic.

For the 30568 Mortgage Loan (as defined herein), CoreVest, on behalf of the Depositor, instructed us to use:
a.	“17,674,000.00” for the “Cut-Off Date Principal Balance” characteristic and
b.	“15,675,828.00” for the “Maturity Date Balance” characteristic.

Attachment A Page 7 of 9

13.
Using the “Cut-Off Date Principal Balance,” as shown on the Final Mortgage Loan Data File, we recalculated the “% of Pool” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

14.	Using the:
a.	Original Term to Maturity (months) and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Term (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

15.	Using the:
a.	IO Term (months),
b.	Original Amortization Term (months) and
c.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Amortization Term (months)” of each Mortgage Loan (except for any Interest Only Mortgage Loan, which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining Amortization Term (months)” characteristic.

16.	Using the:
a.	IO Term (months) and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining IO Term (months)” of each Mortgage Loan (except for any Mortgage Loan with an “Amortization Type” of “Amortizing Balloon,” as shown on the Final Mortgage Loan Data File (each, an “Amortizing Balloon Mortgage Loan”), which are described in the succeeding paragraph(s) of this Item). We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Amortizing Balloon Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining IO Term (months)” characteristic.

17.
Using the “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File, we recalculated the “Annualized Debt Service Payment ($)” of each Mortgage Loan as twelve (12) times the “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 8 of 9

18.	Using the:
a.	Servicing Fee Rate,
b.	Trustee/Note Administrator Fee Rate and
c.	CREFC® License Fee Rate,
as shown on the Final Mortgage Loan Data File, we recalculated the “Administrative Fee Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

19.	Using the:
a.	Interest Rate and
b.	Administrative Fee Rate,
as shown on the Final Mortgage Loan Data File, we recalculated the “Net Mortgage Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

20.	Using:
a.	Information on the Final Mortgage Loan Data File and
b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
i.	Mortgage Loan UW NOI DSCR,
ii.	Mortgage Loan UW NCF DSCR,
iii.	Mortgage Loan Cutoff NOI Debt Yield,
iv.	Mortgage Loan Cutoff NCF Debt Yield,
v.	Origination Date LTV Ratio,
vi.	Cut-Off Date LTV Ratio and
vii.	Maturity Date LTV Ratio
of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to round the characteristics listed in i. through ii. above to two decimal places and the characteristics listed in iii. through vii. above to the nearest 1/10th of one percent.

21.	Using the:
a.	Original Yield Maintenance Period and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Current Yield Maintenance Period” of each Yield Maintenance Mortgage Loan (as defined herein).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Current Yield Maintenance Period” characteristic.

Attachment A Page 9 of 9

22.
Using the “Guarantor,” as shown on the Final Mortgage Loan Data File, we identified those Mortgage Loans that have at least one common “Guarantor” (the “Related Guarantor Loans”).  We compared the “Related Guarantor Loan” information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

23.
For each Mortgaged Property, we compared the “Closing Date Allocated Loan Amount” characteristic, as shown on the Final Property Data File, to the corresponding information in the loan agreement Mortgage Loan Source Document for the related Mortgage Loan and found all such compared information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

24.
Using the “Closing Date Allocated Loan Amount,” as shown on the Final Property Data File, we recalculated the “Allocated Loan Amount %” of each Mortgaged Property.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.

25.	Using the:
a.	Cut-Off Date Principal Balance and
b.	Maturity Date Balance,
as shown on the Final Mortgage Loan Data File, and the “Closing Date Allocated Loan Amount,” as shown on the Final Property Data File, we recalculated the principal balance of each Mortgaged Property as of the Cut-Off Date (the “Cut-Off Date Allocated Loan Amount”) and as of the “Initial Maturity Date” of the related Mortgage Loan (the “Maturity Date Allocated Loan Amount”), based on the calculation methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph(s) of this Item.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to allocate the “Cut-Off Date Principal Balance” and “Maturity Date Balance” of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, to the respective Mortgaged Properties that secure such Mortgage Loan on a pro-rata basis using the “Closing Date Allocated Loan Amount” for the Mortgaged Properties, as shown on the Final Property Data File.

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties
1	27561	27561-17-1	X				96	31270	31270-2-1	X
2	27561	27561-1-1	X				97	31270	31270-1-1	X
3	27561	27561-27-1	X				98	31348	31348-1-1	X
4	27561	27561-6-1	X				99	31348	31348-4-1	X
5	27561	27561-8-1	X				100	31377	31377-8-1	X
6	27561	27561-32-1	X				101	31377	31377-2-1	X
7	27561	27561-28-1	X				102	31377	31377-7-1	X
8	27561	27561-5-1	X				103	31377	31377-4-1	X
9	27561	27561-2-1	X				104	31377	31377-5-1	X
10	27561	27561-24-1	X				105	31377	31377-6-1	X
11	27561	27561-21-1	X				106	31499	31499-6-1	X
12	27561	27561-15-1	X				107	31499	31499-1-1	X
13	27561	27561-23-1	X				108	31499	31499-3-1	X
14	27561	27561-18-1	X				109	31499	31499-5-1	X
15	28828	28828-11-1	X				110	31548	31548-4-1	X
16	28828	28828-3-1	X				111	31548	31548-7-1	X
17	28828	28828-8-1	X				112	31548	31548-9-1	X
18	29320	29320-16-1	X				113	31548	31548-6-1	X
19	29320	29320-10-1	X				114	31582	31582-1-1	X
20	29320	29320-2-1	X				115	31713	31713-1-1	X
21	29320	29320-33-1	X				116	31713	31713-2-1	X
22	29320	29320-20-1	X				117	600010112	600010112-69-1	X
23	29320	29320-5-1	X				118	600010112	600010112-22-1	X
24	29320	29320-7-1	X				119	600010112	600010112-49-1	X
25	29320	29320-11-1	X				120	600010112	600010112-27-1	X
26	29320	29320-17-1	X				121	600010112	600010112-39-1	X
27	29320	29320-15-1	X				122	600010112	600010112-6-1	X
28	29320	29320-14-1	X				123	600010112	600010112-34-1	X
29	29320	29320-12-1	X				124	600010112	600010112-44-1	X
30	29511	29511-12-1	X				125	600010112	600010112-68-1	X
31	29511	29511-7-1	X				126	600010112	600010112-13-1	X
32	29511	29511-4-1	X				127	600010112	600010112-70-1	X
33	29511	29511-6-1	X				128	600010112	600010112-37-1	X
34	29812	29812-7-1	X				129	600010112	600010112-65-1	X
35	29812	29812-6-1	X				130	600010112	600010112-71-1	X
36	29812	29812-5-1	X				131	600010112	600010112-60-1	X
37	30537	30537-1-1	X				132	600010112	600010112-47-1	X
38	30537	30537-3-1	X				133	600010112	600010112-75-1	X
39	30537	30537-7-1	X				134	600010112	600010112-17-1	X
40	30537	30537-5-1	X				135	600010112	600010112-48-1	X
41	30627	30627-2-1	X				136	600010112	600010112-29-1	X
42	30627	30627-5-1	X				137	600010112	600010112-19-1	X
43	30627	30627-6-1	X				138	600011257	600011257-2-1	X
44	30627	30627-4-1	X				139	600011597	600011597-5-1	X
45	30659	30659-4-1	X				140	600011597	600011597-1-1	X
46	30659	30659-1-1	X				141	600011642	600011642-4-1	X
47	30659	30659-2-1	X				142	600011642	600011642-6-1	X
48	30700	30700-1-1	X				143	600011716	600011716-6-1	X
49	30783	30783-1-1	X				144	600011716	600011716-4-1	X
50	30783	30783-5-1	X				145	600011716	600011716-3-1	X
51	30783	30783-6-1	X				146	600011716	600011716-5-1	X
52	30880	30880-4-1	X				147	600011759	600011759-3-1	X
53	30880	30880-3-1	X				148	600011759	600011759-2-1	X
54	30906	30906-43-1	X				149	600011759	600011759-10-1	X
55	30906	30906-27-1	X				150	600011759	600011759-4-1	X
56	30906	30906-8-1	X				151	600011759	600011759-5-1	X
57	30906	30906-9-1	X				152	600011759	600011759-1-1	X
58	30906	30906-13-1	X				153	600011759	600011759-8-1	X
59	30906	30906-37-1	X				154	600011793	600011793-4-1	X
60	30906	30906-26-1	X				155	600011793	600011793-2-1	X
61	30906	30906-38-1	X				156	600011845	600011845-4-1	X
62	30906	30906-31-1	X				157	600011845	600011845-2-1	X
63	30906	30906-28-1	X				158	600011846	600011846-6-1	X
64	30906	30906-18-1	X				159	600011846	600011846-4-1	X
65	30906	30906-1-1	X				160	600012290	600012290-6-1	X
66	30906	30906-10-1	X				161	600012290	600012290-4-1	X
67	30906	30906-44-1	X				162	600012290	600012290-13-1	X
68	30906	30906-22-1	X				163	600012290	600012290-11-1	X
69	30906	30906-36-1	X				164	600012438	600012438-3-1	X
70	30981	30981-2-1	X				165	600012438	600012438-2-1	X
71	30981	30981-4-1	X				166	27049	27049-4-1		X
72	31018	31018-13-1	X				167	27049	27049-6-1		X
73	31018	31018-14-1	X				168	27049	27049-7-1		X
74	31018	31018-12-1	X				169	29019	29019-8-1		X
75	31018	31018-1-1	X				170	29019	29019-6-1		X
76	31018	31018-10-1	X				171	29019	29019-10-1		X
77	31018	31018-23-1	X				172	29019	29019-14-1		X
78	31018	31018-16-1	X				173	29184	29184-12-1		X
79	31018	31018-9-1	X				174	29184	29184-1-1		X
80	31056	31056-1-1	X				175	29184	29184-10-1		X
81	31056	31056-4-1	X				176	29184	29184-11-1		X
82	31104	31104-5-1	X				177	29184	29184-4-1		X
83	31104	31104-2-1	X				178	29724	29724-2-1		X
84	31104	31104-3-1	X				179	29724	29724-4-1		X
85	31104	31104-9-1	X				180	29724	29724-3-1		X
86	31134	31134-1-1	X				181	29724	29724-1-1		X
87	31134	31134-3-1	X				182	29748	29748-11-1		X
88	31134	31134-10-1	X				183	29748	29748-8-1		X
89	31134	31134-6-1	X				184	29748	29748-17-1		X
90	31134	31134-17-1	X				185	29748	29748-2-1		X
91	31134	31134-15-1	X				186	29748	29748-14-1		X
92	31140	31140-1-1	X				187	30464	30464-46-1		X
93	31193	31193-11-1	X				188	30464	30464-38-1		X
94	31193	31193-4-1	X				189	30464	30464-6-1		X
95	31193	31193-8-1	X				190	30464	30464-23-1		X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties
191	30464	30464-41-1	X	286	30568	30568-2-1	X
192	30464	30464-37-1	X	287	30568	30568-259-1	X
193	30464	30464-36-1	X	288	30568	30568-92-1	X
194	30464	30464-31-1	X	289	30568	30568-142-1	X
195	30464	30464-44-1	X	290	30568	30568-152-1	X
196	30464	30464-42-1	X	291	30568	30568-145-1	X
197	30464	30464-21-1	X	292	30568	30568-276-1	X
198	30464	30464-28-1	X	293	30568	30568-68-1	X
199	30464	30464-20-1	X	294	30568	30568-12-1	X
200	30567	30567-169-1	X	295	30568	30568-271-1	X
201	30567	30567-158-1	X	296	30568	30568-129-1	X
202	30567	30567-6-1	X	297	30568	30568-62-1	X
203	30567	30567-100-1	X	298	30568	30568-233-1	X
204	30567	30567-200-1	X	299	30568	30568-218-1	X
205	30567	30567-69-1	X	300	30568	30568-48-1	X
206	30567	30567-79-1	X	301	30568	30568-25-1	X
207	30567	30567-222-1	X	302	30568	30568-268-1	X
208	30567	30567-195-1	X	303	30568	30568-167-1	X
209	30567	30567-172-1	X	304	30568	30568-147-1	X
210	30567	30567-14-1	X	305	30568	30568-195-1	X
211	30567	30567-117-1	X	306	30568	30568-269-1	X
212	30567	30567-82-1	X	307	30568	30568-122-1	X
213	30567	30567-108-1	X	308	30568	30568-235-1	X
214	30567	30567-15-1	X	309	30568	30568-30-1	X
215	30567	30567-98-1	X	310	30568	30568-125-1	X
216	30567	30567-164-1	X	311	30568	30568-88-1	X
217	30567	30567-91-1	X	312	30568	30568-192-1	X
218	30567	30567-86-1	X	313	30568	30568-211-1	X
219	30567	30567-46-1	X	314	30568	30568-171-1	X
220	30567	30567-9-1	X	315	30568	30568-191-1	X
221	30567	30567-127-1	X	316	30568	30568-261-1	X
222	30567	30567-187-1	X	317	30568	30568-210-1	X
223	30567	30567-56-1	X	318	30568	30568-245-1	X
224	30567	30567-151-1	X	319	30568	30568-198-1	X
225	30567	30567-38-1	X	320	30568	30568-80-1	X
226	30567	30567-59-1	X	321	30568	30568-4-1	X
227	30567	30567-175-1	X	322	30568	30568-133-1	X
228	30567	30567-161-1	X	323	30568	30568-130-1	X
229	30567	30567-186-1	X	324	30568	30568-93-1	X
230	30567	30567-129-1	X	325	30568	30568-256-1	X
231	30567	30567-112-1	X	326	30568	30568-56-1	X
232	30567	30567-25-1	X	327	30711	30711-7-1	X
233	30567	30567-5-1	X	328	30711	30711-8-1	X
234	30567	30567-185-1	X	329	30920	30920-13-1	X
235	30567	30567-7-1	X	330	30920	30920-1-1	X
236	30567	30567-205-1	X	331	30920	30920-28-1	X
237	30567	30567-57-1	X	332	30920	30920-33-1	X
238	30567	30567-215-1	X	333	30920	30920-6-1	X
239	30567	30567-31-1	X	334	30920	30920-26-1	X
240	30567	30567-93-1	X	335	30920	30920-11-1	X
241	30567	30567-173-1	X	336	30920	30920-37-1	X
242	30567	30567-80-1	X	337	30920	30920-36-1	X
243	30567	30567-62-1	X	338	30920	30920-41-1	X
244	30567	30567-221-1	X	339	30920	30920-35-1	X
245	30567	30567-148-1	X	340	30920	30920-12-1	X
246	30567	30567-22-1	X	341	30920	30920-39-1	X
247	30567	30567-126-1	X	342	30920	30920-29-1	X
248	30567	30567-220-1	X	343	30920	30920-32-1	X
249	30567	30567-53-1	X	344	30920	30920-40-1	X
250	30567	30567-174-1	X	345	30920	30920-5-1	X
251	30567	30567-2-1	X	346	30920	30920-17-1	X
252	30567	30567-58-1	X	347	30920	30920-9-1	X
253	30567	30567-40-1	X	348	30920	30920-7-1	X
254	30567	30567-115-1	X	349	30920	30920-8-1	X
255	30567	30567-44-1	X	350	30920	30920-2-1	X
256	30568	30568-51-1	X	351	30920	30920-27-1	X
257	30568	30568-250-1	X	352	30920	30920-14-1	X
258	30568	30568-262-1	X	353	30920	30920-19-1	X
259	30568	30568-5-1	X	354	30920	30920-10-1	X
260	30568	30568-202-1	X	355	30920	30920-25-1	X
261	30568	30568-31-1	X	356	30920	30920-42-1	X
262	30568	30568-126-1	X	357	30920	30920-34-1	X
263	30568	30568-206-1	X	358	30920	30920-22-1	X
264	30568	30568-7-1	X	359	30920	30920-30-1	X
265	30568	30568-11-1	X	360	30920	30920-31-1	X
266	30568	30568-150-1	X	361	30920	30920-18-1	X
267	30568	30568-169-1	X	362	30920	30920-15-1	X
268	30568	30568-221-1	X	363	30920	30920-24-1	X
269	30568	30568-40-1	X	364	30920	30920-3-1	X
270	30568	30568-209-1	X	365	30920	30920-21-1	X
271	30568	30568-255-1	X	366	30920	30920-23-1	X
272	30568	30568-279-1	X	367	30920	30920-16-1	X
273	30568	30568-65-1	X	368	30920	30920-38-1	X
274	30568	30568-18-1	X	369	30920	30920-4-1	X
275	30568	30568-190-1	X	370	30920	30920-20-1	X
276	30568	30568-90-1	X	371	31012	31012-9-1	X
277	30568	30568-78-1	X	372	31012	31012-10-1	X
278	30568	30568-146-1	X	373	31012	31012-5-1	X
279	30568	30568-238-1	X	374	31012	31012-6-1	X
280	30568	30568-234-1	X	375	31012	31012-22-1	X
281	30568	30568-39-1	X	376	31012	31012-16-1	X
282	30568	30568-138-1	X	377	31012	31012-4-1	X
283	30568	30568-246-1	X	378	31012	31012-25-1	X
284	30568	30568-121-1	X	379	31012	31012-28-1	X
285	30568	30568-208-1	X	380	31012	31012-35-1	X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties
381	31012	31012-23-1	X	476	31761	31761-25-1	X
382	31012	31012-29-1	X	477	31761	31761-59-1	X
383	31012	31012-37-1	X	478	31761	31761-31-1	X
384	31012	31012-32-1	X	479	31761	31761-48-1	X
385	31012	31012-36-1	X	480	31761	31761-3-1	X
386	31012	31012-8-1	X	481	31761	31761-49-1	X
387	31012	31012-1-1	X	482	31761	31761-32-1	X
388	31012	31012-13-1	X	483	31761	31761-12-1	X
389	31012	31012-19-1	X	484	31761	31761-17-1	X
390	31012	31012-30-1	X	485	31761	31761-38-1	X
391	31154	31154-31-1	X	486	31761	31761-61-1	X
392	31154	31154-64-1	X	487	31761	31761-13-1	X
393	31154	31154-24-1	X	488	31761	31761-28-1	X
394	31154	31154-40-1	X	489	31761	31761-6-1	X
395	31154	31154-32-1	X	490	31761	31761-16-1	X
396	31154	31154-23-1	X	491	31761	31761-45-1	X
397	31154	31154-28-1	X	492	31761	31761-14-1	X
398	31154	31154-62-1	X	493	31834	31834-1-1	X
399	31154	31154-17-1	X	494	31853	31853-1-1	X
400	31154	31154-19-1	X	495	31995	31995-1-1	X
401	31154	31154-20-1	X	496	32043	32043-4-1	X
402	31154	31154-35-1	X	497	32043	32043-2-1	X
403	31154	31154-68-1	X	498	32043	32043-3-1	X	X
404	31154	31154-49-1	X	499	32043	32043-7-1	X
405	31154	31154-53-1	X	500	32043	32043-6-1	X
406	31154	31154-13-1	X	501	32382	32382-102-1	X
407	31154	31154-14-1	X	502	32382	32382-48-1	X
408	31154	31154-66-1	X	503	32382	32382-9-1	X
409	31155	31155-8-1	X	504	32382	32382-68-1	X
410	31155	31155-15-1	X	505	32382	32382-33-1	X
411	31155	31155-14-1	X	506	32382	32382-23-1	X
412	31155	31155-9-1	X	507	32382	32382-56-1	X
413	31155	31155-12-1	X	508	32382	32382-18-1	X
414	31155	31155-17-1	X	509	32382	32382-90-1	X
415	31155	31155-5-1	X	510	32382	32382-10-1	X
416	31155	31155-18-1	X	511	32382	32382-78-1	X
417	31361	31361-9-1	X	512	32382	32382-97-1	X
418	31361	31361-8-1	X	513	32382	32382-100-1	X
419	31361	31361-7-1	X	514	32382	32382-41-1	X
420	31375	31375-8-1	X	515	32382	32382-76-1	X
421	31375	31375-15-1	X	516	32382	32382-73-1	X
422	31375	31375-10-1	X	517	32382	32382-39-1	X
423	31375	31375-1-1	X	518	32382	32382-74-1	X
424	31375	31375-4-1	X	519	32382	32382-35-1	X
425	31375	31375-3-1	X	520	32382	32382-54-1	X
426	31375	31375-12-1	X	521	32382	32382-55-1	X
427	31375	31375-14-1	X	522	32382	32382-82-1	X
428	31375	31375-9-1	X	523	32382	32382-62-1	X
429	31433	31433-1-1	X	524	32382	32382-75-1	X
430	31581	31581-1-1	X	525	32382	32382-22-1	X
431	31592	31592-69-1	X	526	32382	32382-37-1	X
432	31592	31592-13-1	X	527	32382	32382-46-1	X
433	31592	31592-15-1	X	528	32382	32382-20-1	X
434	31592	31592-6-1	X	529	600011384	600011384-6-1	X	X
435	31592	31592-20-1	X	530	600011384	600011384-3-1	X	X
436	31592	31592-8-1	X	531	600011660	600011660-11-1	X
437	31592	31592-1-1	X	532	600011660	600011660-1-1	X
438	31592	31592-47-1	X	533	600011660	600011660-6-1	X
439	31592	31592-59-1	X	534	600011722	600011722-15-1	X
440	31592	31592-40-1	X	535	600011722	600011722-26-1	X
441	31592	31592-29-1	X	536	600011722	600011722-17-1	X
442	31592	31592-16-1	X	537	600011722	600011722-3-1	X
443	31592	31592-41-1	X	538	600011722	600011722-7-1	X
444	31592	31592-14-1	X	539	600011722	600011722-30-1	X
445	31592	31592-68-1	X	540	600011722	600011722-24-1	X
446	31592	31592-28-1	X	541	600011722	600011722-23-1	X
447	31592	31592-44-1	X	542	600011722	600011722-12-1	X
448	31592	31592-60-1	X	543	600011722	600011722-18-1	X
449	31592	31592-7-1	X	544	600011813	600011813-2-1	X
450	31626	31626-1-1	X	545	600011813	600011813-5-1	X
451	31626	31626-3-1	X	546	600011813	600011813-7-1	X
452	31662	31662-25-1	X	547	600011813	600011813-6-1	X
453	31662	31662-14-1	X	548	600011813	600011813-1-1	X
454	31662	31662-28-1	X	549	600011813	600011813-4-1	X
455	31662	31662-19-1	X	550	600011985	600011985-2-1	X
456	31662	31662-26-1	X	551	600012020	600012020-20-1	X
457	31662	31662-5-1	X	552	600012020	600012020-6-1	X
458	31662	31662-3-1	X	553	600012020	600012020-31-1	X
459	31662	31662-2-1	X	554	600012020	600012020-34-1	X
460	31662	31662-7-1	X	555	600012020	600012020-17-1	X
461	31710	31710-12-1	X	556	600012020	600012020-3-1	X
462	31710	31710-18-1	X	557	600012020	600012020-9-1	X
463	31710	31710-4-1	X	558	600012020	600012020-25-1	X
464	31710	31710-9-1	X	559	600012020	600012020-2-1	X
465	31710	31710-22-1	X	560	600012020	600012020-19-1	X
466	31710	31710-25-1	X	561	600012028	600012028-5-1	X
467	31710	31710-28-1	X	562	600012028	600012028-6-1	X
468	31724	31724-3-1	X	563	600012071	600012071-5-1	X
469	31724	31724-10-1	X	564	600012071	600012071-1-1	X
470	31724	31724-11-1	X	565	600012071	600012071-2-1	X
471	31724	31724-6-1	X	566	600012126	600012126-19-1	X
472	31724	31724-2-1	X	567	600012126	600012126-5-1	X
473	31740	31740-1-1	X	568	600012126	600012126-13-1	X
474	31761	31761-60-1	X	569	600012126	600012126-1-1	X
475	31761	31761-40-1	X	570	600012126	600012126-15-1	X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties
571	600012126	600012126-4-1	X		640	30570	30570-23-1	X
572	600012126	600012126-14-1	X		641	30570	30570-233-1	X
573	600012199	600012199-2-1	X		642	30570	30570-5-1	X
574	600012202	600012202-1-1	X		643	30570	30570-87-1	X
575	600012202	600012202-6-1	X		644	30570	30570-74-1	X
576	600012335	600012335-5-1	X		645	30570	30570-375-1	X
577	600012335	600012335-29-1	X		646	30570	30570-22-1	X
578	600012335	600012335-27-1	X		647	30570	30570-159-1	X
579	600012335	600012335-33-1	X		648	30570	30570-137-1	X
580	600012335	600012335-19-1	X		649	30570	30570-157-1	X
581	600012335	600012335-16-1	X		650	30570	30570-69-1	X
582	600012335	600012335-1-1	X		651	30570	30570-109-1	X
583	600012335	600012335-11-1	X		652	30570	30570-414-1	X
584	600012335	600012335-34-1	X		653	30570	30570-276-1	X
585	600012335	600012335-13-1	X		654	30570	30570-334-1	X
586	600012372	600012372-3-1	X		655	30570	30570-48-1	X
587	600012372	600012372-4-1	X		656	30570	30570-167-1	X
588	600012372	600012372-1-1	X		657	30570	30570-322-1	X
589	600012377	600012377-45-1	X		658	30570	30570-409-1	X
590	600012377	600012377-22-1	X		659	30570	30570-83-1	X
591	600012377	600012377-5-1	X		660	30570	30570-202-1	X
592	600012377	600012377-2-1	X		661	30570	30570-360-1	X
593	600012377	600012377-1-1	X		662	30570	30570-186-1	X
594	600012377	600012377-16-1	X		663	30570	30570-196-1	X
595	600012377	600012377-7-1	X		664	30570	30570-302-1	X
596	600012377	600012377-10-1	X		665	30570	30570-251-1	X
597	600012377	600012377-43-1	X		666	30570	30570-398-1	X
598	600012377	600012377-13-1	X		667	30570	30570-189-1	X
599	600012377	600012377-9-1	X		668	30570	30570-274-1	X
600	600012377	600012377-35-1	X		669	30570	30570-358-1	X
601	30570	30570-313-1		X	670	30570	30570-19-1	X
602	30570	30570-8-1		X	671	30570	30570-258-1	X
603	30570	30570-300-1		X	672	30570	30570-333-1	X
604	30570	30570-76-1		X	673	30570	30570-79-1	X
605	30570	30570-353-1		X	674	30570	30570-175-1	X
606	30570	30570-42-1		X	675	30570	30570-80-1	X
607	30570	30570-68-1		X	676	30570	30570-21-1	X
608	30570	30570-214-1		X	677	30570	30570-179-1	X
609	30570	30570-386-1		X	678	30570	30570-290-1	X
610	30570	30570-125-1		X	679	30570	30570-221-1	X
611	30570	30570-174-1		X	680	30570	30570-424-1	X
612	30570	30570-303-1		X	681	30570	30570-340-1	X
613	30570	30570-266-1		X	682	30570	30570-204-1	X
614	30570	30570-293-1		X	683	30570	30570-206-1	X
615	30570	30570-121-1		X	684	30570	30570-394-1	X
616	30570	30570-43-1		X	685	30570	30570-98-1	X
617	30570	30570-230-1		X	686	30570	30570-52-1	X
618	30570	30570-129-1		X	687	30570	30570-319-1	X
619	30570	30570-331-1		X	688	30570	30570-253-1	X
620	30570	30570-314-1		X	689	30570	30570-136-1	X
621	30570	30570-231-1		X	690	30570	30570-6-1	X
622	30570	30570-38-1		X	691	30570	30570-199-1	X
623	30570	30570-279-1		X	692	30570	30570-392-1	X
624	30570	30570-395-1		X	693	30570	30570-298-1	X
625	30570	30570-393-1		X	694	30570	30570-379-1	X
626	30570	30570-275-1		X	695	30570	30570-50-1	X
627	30570	30570-90-1		X	696	30570	30570-404-1	X
628	30570	30570-123-1		X	697	30570	30570-130-1	X
629	30570	30570-423-1		X	698	30570	30570-399-1	X
630	30570	30570-388-1		X	699	30570	30570-343-1	X
631	30570	30570-29-1		X	700	30570	30570-25-1	X
632	30570	30570-336-1		X	701	30570	30570-51-1	X
633	30570	30570-370-1		X	702	30570	30570-397-1	X
634	30570	30570-142-1		X	703	30570	30570-401-1	X
635	30570	30570-387-1		X	704	30570	30570-280-1	X
636	30570	30570-243-1		X	705	30570	30570-158-1	X
637	30570	30570-171-1		X	706	30570	30570-374-1	X
638	30570	30570-362-1		X	707	30570	30570-347-1	X
639	30570	30570-277-1		X

Exhibit 2 to Attachment A

Property Sampling Schedule

Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	27561
28828
29320
29511
29812
30537
30627
30659
30700
30783
30880
30906
30981
31018
31056
31104
31134
31140
31193
31270
31348
31377
31499
31548
31582
31713
600010112
600011257
600011597
600011642
600011716
600011759
600011793
600011845
600011846
600012290
600012438

Exhibit 2 to Attachment A

Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 2	27049
29019
29184
29724
29748
30464
30567
30568
30711
30920
31012
31154
31155
31361
31375
31433
31581
31592
31626
31662
31710
31724
31740
31761
31834
31853
31995
32043
32382
600011384
600011660
600011722
600011813
600011985
600012020
600012028
600012071
600012126
600012199

Exhibit 2 to Attachment A

Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 2	600012202
(continued)	600012335
600012372
600012377

Preliminary Mortgage Loan 3	30570

Exhibit 3 to Attachment A

Base Property Sample Characteristics and Property Source Documents

Base Property Sample Characteristic	Property Source Document(s)	Notes

Address (Street)	Appraisal or BPO	1., 2., 3.
City	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Date	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Type	Appraisal or BPO	1., 2., 4.
Cut-Off Date Value	(a) Appraisal or BPO or (b) Appraisal and recalculation	1., 2.
Number Bedrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 5.
Number of Bathrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 6.
Number of Units	Appraisal or BPO	1., 2.
Property Type	Appraisal or BPO	1., 2., 7.
State	Appraisal or BPO	1., 2.
Swimming Pool (Y/N)	Appraisal or BPO	1., 2., 8.
Total Square Footage	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 9.
Year Built	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 10.
Zip Code	Appraisal or BPO	1., 2.

Notes:

1.
For each Sample Property for which CoreVest, on behalf of the Depositor, provided more than one Appraisal and/or BPO Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use the Appraisal and/or BPO Property Source Document with the most recent valuation date.

2.
With respect to certain Sample Properties, the applicable Property Source Document contains conflicting information relating to certain Base Property Sample Characteristics.  For such Sample Properties, CoreVest, on behalf of the Depositor, instructed us to note agreement if the information on the Property Data File for a Base Property Sample Characteristic agreed with any of the information on the corresponding Property Source Document which relates to such Base Property Sample Characteristic.  We performed no procedures to reconcile any conflicting information which exists on the Property Source Documents for any of the Base Property Sample Characteristics.

3.
For the purpose of comparing the “Address (Street)” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, instructed us to ignore differences that are due to truncation, abbreviation or punctuation.

Exhibit 3 to Attachment A

Notes: (continued)

4.
CoreVest, on behalf of the Depositor, indicated that the five possible values for the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic are “Appraisal,” “Exterior Appraisal,” “Exterior RAR,” “Interior Appraisal” and “Interior RAR.”  For the purpose of comparing the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic for each Sample Property where the applicable Property Source Document did not specifically state “Appraisal,” “Exterior Appraisal,” “Exterior RAR,” “Interior Appraisal” or “Interior RAR,” CoreVest, on behalf of the Depositor, instructed us to use “Interior RAR.”

5.	For the purpose of comparing the “Number Bedrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number Bedrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number Bedrooms” for the Sample Property as the sum of the “Number Bedrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

6.	For the purpose of comparing the “Number of Bathrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number of Bathrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number of Bathrooms” for the Sample Property as the sum of the “Number of Bathrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

7.
For the purpose of comparing the “Property Type” Base Property Sample Characteristic for each Sample Property with an attached unit or a semi-attached unit with a design style of “row house,” “colonial,” “duplex” or “twin,” as shown in the applicable Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use “townhome.”

Exhibit 3 to Attachment A

Notes: (continued)

8.
For the purpose of comparing the “Swimming Pool (Y/N)” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state if the Sample Property has a swimming pool, CoreVest, on behalf of the Depositor, instructed us to use “N.”

9.	For the purpose of comparing the “Total Square Footage” Base Property Sample Characteristic for each Sample Property, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Total Square Footage,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Total Square Footage” for the Sample Property as the sum of the “Total Square Footage” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

10.
For the purpose of comparing the “Year Built” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state the year built, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Year Built” of each Sample Property by subtracting the property age (in years), as shown in the applicable Property Source Document, from the year of the “Cut‑Off Date Valuation Date,” as shown on the Property Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 4 to Attachment A

Sample Property Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

15	Cut-Off Date Valuation Date	12/20/2019	12/26/2019
	Property Type	SFR	Townhome

16	Cut-Off Date Valuation Date	12/20/2019	12/26/2019
	Property Type	SFR	Townhome

17	Cut-Off Date Valuation Date	12/20/2019	12/26/2019
	Property Type	SFR	Townhome

32	Cut-Off Date Valuation Date	1/20/2020	1/17/2020

38	Total Square Footage	3,884.00	3,883.00

43	Total Square Footage	2,540.00	2,538.00

46	Cut-Off Date Valuation Date	11/25/2019	2/26/2020

48	Number Bedrooms	23	24
	Number of Bathrooms	21	19
	Total Square Footage	12,800.00	12,650.00

62	City	Lansing	Williamston

72	Address (Street)	[Redacted]	[Redacted]

92	Year Built	1997	1999

99	Address (Street)	[Redacted]	[Redacted]
	Year Built	1974	1947

114	Number of Bathrooms	41	40
	Property Type	Multifamily	Mixed Use
	Total Square Footage	27,120.00	27,128.00

116	Total Square Footage	5,537.00	5,536.00

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

127	Number of Bathrooms	2	2.5

132	Number of Bathrooms	2	2.5

135	Number of Bathrooms	2	2.5

168	Total Square Footage	3,392.00	3,393.00

174	Cut-Off Date Valuation Date	1/27/2020	9/18/2019

180	Property Type	Multifamily	Mixed Use
	Total Square Footage	8,332.00	9,166.00

186	Cut-Off Date Valuation Date	11/14/2019	2/16/2020

206	Cut-Off Date Valuation Type	Exterior RAR	Exterior Appraisal

230	Address (Street)	[Redacted]	[Redacted]
	Cut-Off Date Valuation Date	11/6/2019	10/30/2019
	Cut-Off Date Value	$107,000.00	$79,000.00
	Number Bedrooms	4	3
	Number of Bathrooms	2	1.5
	Total Square Footage	1,404.00	912.00

240	Cut-Off Date Valuation Date	11/6/2019	3/3/2020
	Cut-Off Date Valuation Type	Exterior Appraisal	Appraisal
	Cut-Off Date Value	$90,000.00	$135,000.00
	Total Square Footage	1,240.00	1,285.00

246	Total Square Footage	840.00	912.00

252	Address (Street)	[Redacted]	[Redacted]

260	Cut-Off Date Valuation Date	3/2/2020	3/3/2020

264	Cut-Off Date Valuation Date	10/23/2019	3/6/2020
	Cut-Off Date Valuation Type	Exterior RAR	Appraisal
	Cut-Off Date Value	$51,000.00	$79,000.00

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

286	Cut-Off Date Valuation Date	10/23/2019	3/6/2020
	Cut-Off Date Valuation Type	Exterior RAR	Appraisal
	Cut-Off Date Value	$60,000.00	$69,000.00

301	Cut-Off Date Valuation Date	10/22/2019	3/4/2020
	Cut-Off Date Valuation Type	Exterior RAR	Appraisal
	Cut-Off Date Value	$72,000.00	$58,000.00

324	Cut-Off Date Valuation Date	10/22/2019	3/2/2020
	Cut-Off Date Valuation Type	Exterior RAR	Appraisal
	Cut-Off Date Value	$52,000.00	$59,000.00

329	Number Bedrooms	5	7
	Number of Bathrooms	5	5.5

338	City	Shiloh	Belleville
	Cut-Off Date Valuation Date	2/26/2020	3/14/2020

343	City	Belleville	Shiloh
	Number Bedrooms	9	12
	Total Square Footage	5,175.00	5,481.00

349	Cut-Off Date Valuation Date	2/11/2020	2/26/2020
	Number Bedrooms	8	13
	Total Square Footage	4,952.00	5,472.00
	Year Built	1982	1974

359	City	Shiloh	Belleville
	Cut-Off Date Valuation Date	1/9/2020	4/8/2020
	Cut-Off Date Value	$245,000.00	$225,000.00
	Year Built	1979	1977

360	City	Belleville	Shiloh

363	City	Shiloh	Belleville

371	Total Square Footage	3,238.00	3,084.00

372	Total Square Footage	3,084.00	3,238.00

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

374	Address (Street)	[Redacted]	[Redacted]
	Cut-Off Date Value	$257,142.85	$514,285.70
	Number Bedrooms	6	12
	Number of Bathrooms	7	14
	Number of Units	2	4
	Total Square Footage	3,084.00	6,168.00

376	Address (Street)	[Redacted]	[Redacted]
	Total Square Footage	3,238.00	3,084.00

378	Cut-Off Date Value	$514,285.70	$257,142.85
	Number Bedrooms	12	6
	Number of Bathrooms	14	7
	Number of Units	4	2
	Total Square Footage	6,168.00	3,084.00

381	Address (Street)	[Redacted]	[Redacted]

386	Total Square Footage	3,084.00	3,238.00

389	Address (Street)	[Redacted]	[Redacted]

413	Property Type	SFR	Townhome

429	City	Milipitas	Milpitas

430	Address (Street)	[Redacted]	[Redacted]

493	Number of Bathrooms	32	28

501	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

502	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

503	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

504	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

505	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

506	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

507	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

508	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

509	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

510	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

511	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

512	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

513	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

514	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

515	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

516	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

517	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

518	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

519	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

520	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

521	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

522	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

523	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

524	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

525	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

526	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

527	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

528	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

532	Property Type	SFR	Townhome

534	Property Type	SFR	Townhome

550	Property Type	SFR	Townhome

577	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

578	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

579	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

582	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

583	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

585	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

593	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

595	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

598	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

599	Number of Bathrooms	2	1

620	Number Bedrooms	3	4

628	Total Square Footage	1,636.00	1,587.00

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

644	Cut-Off Date Valuation Date	10/23/2019	3/17/2020
	Cut-Off Date Valuation Type	Exterior RAR	Appraisal
	Cut-Off Date Value	$47,000	$71,000
	Total Square Footage	975.00	996.00

652	City	Memphis	Millington

654	Total Square Footage	1,313.00	1,344.00

658	City	Memphis	Millington

705	Number of Bathrooms	2.2	3

Exhibit 5 to Attachment A

Compared Mortgage Loan Characteristics and Mortgage Loan Source Documents

Underwriting Information: (see Note 2)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

UW Annual Rent ($)	Underwriting Summary
Average Lease Term	Underwriting Summary
UW Other Income ($)	Underwriting Summary
UW Credit and Vacancy Loss ($)	Underwriting Summary
UW Effective Gross Income ($)	Underwriting Summary
UW Annual Property Management Fee ($)	Underwriting Summary
UW Annual Marketing and Leasing Costs ($)	Underwriting Summary
UW Repairs and Maintenance ($)	Underwriting Summary
UW Annual Insurance Costs ($)	Underwriting Summary
UW Annual HOA/Special Assessment Fees ($)	Underwriting Summary
UW Annual Real Estate Taxes ($)	Underwriting Summary
UW Annual Turnover Costs ($)	Underwriting Summary
UW Annual Landscaping ($)	Underwriting Summary
UW Annual Other Costs ($)	Underwriting Summary
UW Annual Expenses ($)	Underwriting Summary
UW Annual Net Operating Income ($)	Underwriting Summary
UW Annual CapEx Reserve ($)	Underwriting Summary
UW Annual Net Cash Flow ($)	Underwriting Summary
Value at Origination ($)	Underwriting Summary
% HOA (see Note 3)	Underwriting Summary
% Section 8 (see Note 4)	Underwriting Summary
Occupancy as of Origination	Underwriting Summary
Number of Units	Underwriting Summary

Reserve and Escrow Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Monthly Tax Escrow	Loan Agreement or Settlement Statement
Monthly Insurance Escrow	Loan Agreement or Settlement Statement
Monthly Capital Expenditure Escrow ($)	Loan Agreement or Settlement Statement
Upfront Leasing Escrow ($)	Loan Agreement or Settlement Statement
Monthly Leasing Escrow ($)	Loan Agreement or Settlement Statement
Upfront Interest Escrow ($)	Loan Agreement or Settlement Statement
Monthly Interest Escrow ($)	Loan Agreement or Settlement Statement
Upfront Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement
Monthly Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement

Exhibit 5 to Attachment A

Mortgage Loan Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Rent Rolls (Y/N)	Loan Agreement
Frequency of Rent Rolls	Loan Agreement
Operating Statement (Y/N)	Loan Agreement
Frequency of Operating Statements	Loan Agreement
Loan Originator	Loan Agreement
Borrower	Loan Agreement
Guarantor	Guaranty Agreement
Type of Guarantor (Individual or Type of Entity)	Guaranty Agreement
Guarantor FICO (see Note 5)	Credit Report
Sponsor	Loan Agreement
Origination Date	Promissory Note or Loan Agreement
Payment Date	Loan Agreement
First Payment Date (see Note 6)	Loan Agreement
Initial Maturity Date	Loan Agreement
Mortgage Loan Initial Funded Amount ($)	Loan Agreement or Loan Modification Agreement
Monthly Debt Service ($) (see Notes 1 and 7)	Loan Agreement or Loan Modification Agreement
Rate Type	Loan Agreement
Interest Rate (see Note 8)	Loan Agreement
Interest Rate Accrual	Loan Agreement
Amortization Type	Loan Agreement
IO Term (months) (see Note 9)	Loan Agreement
Recourse (Y/N)	Guaranty Agreement
Recourse to Guarantor (Full, Partial, Carve‑out, None)	Guaranty Agreement
Property Manager	Loan Agreement, Management Agreement or Underwriting Summary
Prepayment Provision (see Notes 10 and 11)	Loan Agreement
Original Yield Maintenance Period (see Notes 11 and 12)	Loan Agreement
Other Prepayment Provision	Loan Agreement
Open Period (see Notes 11 and 12)	Loan Agreement
YM Calculation Method (PV or Int Diff)	Loan Agreement
Calc’d Through (Maturity or Open)	Loan Agreement
PV Discount Treasury Projection Term (Maturity or Open)	Loan Agreement
PV Discount Treasury Compounding Type (MEY or BEY)	Loan Agreement
SPE (Y/N)	Loan Agreement
Independent Director (Y/N)	Loan Agreement

Exhibit 5 to Attachment A

Mortgage Loan Information: (continued)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Substitution Permitted (Y/N)	Loan Agreement
Partial Release Permitted (Y/N)	Loan Agreement
Substitution Provision Description	Loan Agreement
Partial Release Provisions	Loan Agreement
Partial Release Premium	Loan Agreement
Grace Period (Late Fee)	Loan Agreement
Grace Period (Principal and Interest)	Loan Agreement
Existing Secondary Financing (Y/N)	Loan Agreement
Secondary Financing Amount (Existing)	Loan Agreement
Secondary Financing Description	Loan Agreement
Future Secondary Financing Allowed (Y/N) (see Note 13)	Loan Agreement
Future Secondary Financing Description	Loan Agreement
Lockbox Type (see Note 14)	Loan Agreement
Lockbox Trigger	Loan Agreement
Cash Management Type (see Note 15)	Loan Agreement
Cash Management and Cash Trap Trigger (for Springing Cash Management) and Cash Trap Trigger (for Hard Cash Management)	Loan Agreement
Number of Properties	Loan Agreement or Underwriting Summary
Multiple Borrowers (Y/N)	Loan Agreement

Notes:

1.
For any Mortgage Loan identified on the Preliminary Mortgage Loan Data File with a Loan ID listed in Table A1, CoreVest, on behalf of the Depositor, instructed us to use the information in the “Provided Value” column for the applicable characteristic listed in Table A1, even if the information in the “Provided Value” column did not agree with the corresponding information that was shown in the applicable Mortgage Loan Source Document(s) or the applicable Mortgage Loan Source Document(s) were not provided to us.

Table A1:
Loan ID	Characteristic	Provided Value

30570	Monthly Debt Service ($)	147,468.51
30567	Monthly Debt Service ($)	100,483.95
30568	Monthly Debt Service ($)	98,396.22

We performed no procedures to determine the accuracy, completeness or reasonableness of the “Provided Value” information in Table A1 that was provided by CoreVest, on behalf of the Depositor.

2.
For the purpose of comparing the “Underwriting Information” Compared Mortgage Loan Characteristics that are expressed as dollar values, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $2.00 or less.

Exhibit 5 to Attachment A

Notes: (continued)

3.	For the purpose of comparing the “% HOA” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of Mortgaged Properties that secure the Mortgage Loan which have an associated HOA fee in the “HOA” column, as shown on the underwriting summary Mortgage Loan Source Document, by
b.	The total number of Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

4.	For the purpose of comparing the “% Section 8” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan which have “Y” in the “Section 8” column, as shown on the underwriting summary Mortgage Loan Source Document, by
b.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

5.	For the purpose of comparing the “Guarantor FICO” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Mortgage Loan that has one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File (except for the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with Loan ID of “31626” (the “31626 Mortgage Loan”), which is described in c. below), use (a) the highest FICO score of the “Guarantor” if two FICO scores are listed on the credit report Mortgage Loan Source Document or (b) the median FICO score of the “Guarantor” if three FICO scores are listed on the credit report Mortgage Loan Source Document,

b.
For each Mortgage Loan that has more than one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File, follow the methodology described in a. above to determine the FICO score for each “Guarantor,” and use the highest resulting FICO score and

c.	For the 31626 Mortgage Loan, we were instructed by CoreVest, on behalf of the Depositor, to use “N/A.”

Exhibit 5 to Attachment A

Notes: (continued)

6.
For the purpose of comparing the “First Payment Date” Compared Mortgage Loan Characteristic for each Mortgage Loan where the applicable Mortgage Loan Source Document does not define the first payment date, CoreVest, on behalf of the Depositor, instructed us to assume that the “First Payment Date” is the ninth (9th) day of the calendar month following the first full interest accrual period, as described in the applicable Mortgage Loan Source Document.

For any Mortgage Loan with the “Loan Originator” characteristic as “Pinnacle Lending Group, Inc.” (each, a “Pinnacle Mortgage Loan”) or “5 Arch Funding Corp.” (each, a “5 Arch Mortgage Loan,” together with any Pinnacle Mortgage Loans, the “Non‑CoreVest Mortgage Loans”), as shown on the Preliminary Mortgage Loan Data File, the applicable Mortgage Loan Source Document contains the following description:

Borrower shall make a payment of interest and (if the Loan is an amortizing loan) principal, equal to the Monthly Payment Amount on each Payment Date; provided that if the Closing Date occurs on any date other than the 9th day of a calendar month, then Borrower shall pay interest for the Initial Interest Period on the Closing Date and no payment of interest or principal shall be due on the Initial Payment Date.

For the purpose of comparing the “First Payment Date” Compared Mortgage Loan Characteristic for each Non‑CoreVest Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to assume a full monthly debt service payment of interest and/or principal was made on the initial payment date.

7.	For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for each Mortgage Loan except for:
a.
Any Mortgage Loan (i) with an “Amortization Type” of “Amortizing Balloon” or “Interest Only, Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, and (ii) which does not have a stated monthly debt service amount in the applicable Mortgage Loan Source Document (each, a “Recalculated Amortizing Mortgage Loan”) and

b.	Any Mortgage Loan with an “Amortization Type” of “Interest Only,” as shown on the Preliminary Mortgage Loan Data File (each, an “Interest Only Mortgage Loan”), which are described in the succeeding paragraph(s) of this Note, CoreVest, on behalf of the Depositor, instructed us to use the stated monthly debt service amount that is shown in the applicable Mortgage Loan Source Document.

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for any Recalculated Amortizing Mortgage Loan, CoreVest, on behalf of the
Depositor, instructed us to recalculate the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic using the “PMT” function in Microsoft Excel and:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File (adjusted as described in the succeeding paragraph(s) of this Note) and
c.	Principal amortization period, as shown in the applicable Mortgage Loan Source Document.

Exhibit 5 to Attachment A

Notes: (continued)

7. (continued)

For the purpose of the “Monthly Debt Service ($)” recalculation described above for any Recalculated Amortizing Mortgage Loan which also has an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, by twelve (12) and then multiply by a fraction equal to 365/360.

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for any Interest Only Mortgage Loan which also has an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic as 1/12th of the product of:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, and
c.	365/360.

8.
For the Mortgage Loans identified on the Preliminary Mortgage Loan Data File with Loan IDs of “30570” (the “30570 Mortgage Loan), “30567” (the “30567 Mortgage Loan”) and “30568” (the “30568 Mortgage Loan,” together with the 30570 Mortgage Loan and 30567 Mortgage Loan, the “Group 1 Related Guarantor Mortgage Loans”), the applicable Mortgage Loan Source Document contains the following defined term:

"Interest Rate” means 5.25% per annum; provided, however if the Borrower makes the 10% Principal Payment in accordance with Section 3.7 of this Loan Agreement than the interest rate shall be 4.29% per annum commencing as of the first day of the next Interest Accrual Period occurring after the Payment Date in which such 10% Principal Payment occurs.

For the purpose of comparing the “Interest Rate” Compared Mortgage Loan Characteristic, CoreVest, on behalf of the depositor, instructed us to assume that there have been no prepayments with respect to any Group 1 Related Guarantor Mortgage Loan.

9.
For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Mortgage Loan with an “Amortization Type” of “Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use “N/A.”

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the “Original Term to Maturity (months)” (as defined herein), as shown on the Preliminary Mortgage Loan Data File.

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Mortgage Loan with an “Amortization Type” of “Interest Only, Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use the procedures described in Note 6 above to determine the “First Payment Date” to use for the purpose of determining the “IO Term (months).”

Exhibit 5 to Attachment A

Notes: (continued)

10.
For the purpose of comparing the “Prepayment Provision” characteristic, CoreVest, on behalf of the Depositor, instructed us to ignore any prepayment premiums or other conditions related to partial release events, as described in the applicable Mortgage Loan Source Document.

11.	For certain Mortgage Loans, the applicable Mortgage Loan Source Document contains:
a.	A definition for “Par Prepayment Date,” which is shown as a certain “Payment Date” (e.g., the 114th Payment Date),
b.	A definition for “Payment Date,” which is defined as “with respect to each Interest Accrual Period, the ninth (9th) day of the calendar month immediately succeeding such Interest Accrual Period” and
c.
A definition for “Interest Accrual Period,” which is defined as “each period from and including the first day of a calendar month through and including the last day of such calendar month.  Notwithstanding the foregoing, the first Interest Accrual Period shall commence on and include the Closing Date.”

For the purpose of comparing the:
a.	Prepayment Provision,
b.	Original Yield Maintenance Period and
c.	Open Period
Compared Mortgage Loan Characteristics for each Mortgage Loan described in the preceding paragraph, CoreVest, on behalf of the Depositor, instructed us to assume that for the purpose of determining the “Par Prepayment Date,” the first “Payment Date” is the ninth (9th) day of the calendar month which follows the calendar month in which the “Origination Date” occurs (the “Stub Payment Date”), even though:
i.	There will not be a debt service payment made on the Stub Payment Date and
ii.
The “First Payment Date” of the Mortgage Loan, as shown on the Preliminary Mortgage Loan Data File, will be the ninth (9th) day of the second calendar month which follows the calendar month in which the “Origination Date” occurs.

For each Group 1 Related Guarantor Mortgage Loan, the applicable Mortgage Loan Source Document indicates a penalty period of 76 payments and an open period of 8 payments and contains the following language and defined term, respectively:

(a) Any prepayment of principal shall be accompanied by (i) all interest accrued on the amount prepaid, plus, the amount of interest that would have accrued on the amount prepaid had the Loan remained outstanding through the end of the Interest Accrual Period in which such prepayment occurs, (ii) if such prepayment is made prior to the Par Prepayment Date, the applicable Yield Maintenance Premium (except with respect to the 10% Principal Payment (defined below) and any prepayment pursuant to Sections 3.2 or 3.3), (iii) all reasonable costs and expenses of Lender actually incurred in connection with the prepayment (including reasonable attorneys' fees) and (iv) all other amounts then due under the Loan Documents. Notwithstanding the foregoing, Borrower shall have the right to make a lump sum prepayment equal to ten percent (10%) of the initial principal loan amount (the "10% Principal Payment”), subject to the following: (i) if the 10% Principal Payment is made prior to the 10th Payment Date such prepayment shall not be subject to a Yield Maintenance Premium provided that Borrower shall pay an amount equal to the interest that would have accrued on such amount at an interest rate equal to 11.9% if such 10% Principal Payment was made on the 10th Payment Date (the "Prepayment Fee"), and (ii) if the 10% Principal Payment is made on or after the 10th Payment Date but prior to the 15th Payment Date, such prepayment shall not be subject to a Yield Maintenance Premium or the Prepayment Fee.

Exhibit 5 to Attachment A

Notes: (continued)

11. (continued)

"Yield Maintenance Premium" means an amount determined by Lender to be equal to the greater of (a) one percent (1%) of the principal amount of the Loan prepaid and (b) the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest on the principal amount of the Loan being prepaid through the Maturity Date (including a balloon payment on the Maturity Date of the remaining principal on the Maturity Date), with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate when compounded semi-annually, and deducting from the sum of such present values any interest paid for the period from the date of prepayment to the next succeeding Payment Date in the event such payment is not made on a Payment Date, over (ii) the principal amount of the Loan being prepaid.

For the purpose of comparing the “Prepayment Provision” Compared Mortgage Loan Characteristic for each Group 1 Related Guarantor Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “0% (10% of OPB, permitted through but excluding the 15th payment date, and if made prior to the 10th payment date, requires payment of an amount equal to the interest that would have accrued on such amount, at a rate of 11.9%, if such prepayment was made on the 10th payment date) and Grtr of YM and 1% (all other voluntary prepayments)/76_ 0%/8.”

For the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with a Loan ID of “31012” (the “31012 Mortgage Loan”), the applicable Mortgage Loan Source Document indicates a prepayment penalty period of 112 payments and an open period of 8 payments and contains the following defined terms:

"Prepayment Premium" means the Yield Maintenance Premium, provided that for the first 5% of the Loan Amount prepaid in total in any Loan Year, up to 25% total for the term of the Loan, the Prepayment Premium shall be equal to one percent (1%) of the principal amount of the Loan prepaid (the "1% Prepayment Rate"), with the Yield Maintenance Premium applying only to the principal amount of the Loan, if any, prepaid in excess of such 5% amount in any Loan Year. The foregoing notwithstanding, if the principal amount of the Loan prepaid in any Loan Year is less than 5% of the Loan Amount, the percentage shortfall shall be added to the percentage available for the following Loan Year, on a cumulative basis, and the Yield Maintenance Premium shall apply only to the principal amount of the Loan prepaid in excess of such higher percentage. For example, if the principal amount of the Loan prepaid in the first Loan Year is 2% of the Loan Amount, then 8% of the Loan Amount could be prepaid in the second Loan Year for the 1% Prepayment Premium and, if 6% of the Loan Amount were then prepaid in the second Loan Year, 7% of the Loan Amount could be prepaid for the 1% Prepayment Premium in the third Loan Year. The foregoing notwithstanding, (a) any prepayments of the principal amount of the Loan in excess of 5% (or such greater percentage as may be applicable as provided above) of the Loan Amount in any Loan Year shall not reduce the percentage of the Loan Amount available for prepayment at the 1% Prepayment Rate in any succeeding year(s) but shall as set forth above be subject to the Yield Maintenance Premium, (b) any prepayments of the principal amount of the Loan to which the Prepayment Premium is not applicable, shall not reduce the percentage of the Loan Amount available for prepayment at the 1% Prepayment Rate, and (c) if an Event of Default exists, the 1% Prepayment Premium shall not apply and the Prepayment Premium shall be equal to the Yield Maintenance Premium for all prepayments of principal amounts of the Loan.

Exhibit 5 to Attachment A

Notes: (continued)

11. (continued)

"Yield Maintenance Premium" means an amount determined by Lender to be equal to the greater of (a) one percent (1%) of the principal amount of the Loan prepaid and (b) the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest on the principal amount of the Loan being prepaid through the Stated Maturity Date (including a balloon payment on the Stated Maturity Date of the remaining principal on the Stated Maturity Date), with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate when compounded semi-annually, and deducting from the sum of such present values any interest paid for the period from the date of prepayment to the next succeeding Payment Date in the event such payment is not made on a Payment Date, over (ii) the principal amount of the Loan being prepaid.

For the purpose of comparing the “Prepayment Provision” Compared Mortgage Loan Characteristic for the 31012 Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “1% (up to the first 25% of OPB during the life of the loan not to exceed 5% of OPB per year) and YM1 (over 5% of OPB per year)/112_0%/8.”

12.
For the purpose of comparing the “Original Yield Maintenance Period” Compared Mortgage Loan Characteristic for any Mortgage Loan that can be prepaid with yield maintenance, as shown in the applicable Mortgage Loan Source Document (each, a “Yield Maintenance Mortgage Loan”), CoreVest, on behalf of the Depositor, instructed us to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Yield Maintenance Mortgage Loan on which the borrower is required to remit a yield maintenance payment in connection with a voluntary prepayment of the Yield Maintenance Mortgage Loan in the “Original Yield Maintenance Period” of the Yield Maintenance Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 11 above, as applicable), as shown in the applicable Mortgage Loan Source Document.

For any Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Original Yield Maintenance Period” characteristic.

For the purpose of comparing the “Open Period” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Mortgage Loan on which the borrower can voluntarily prepay the Mortgage Loan without the payment of a yield maintenance payment or a prepayment premium in the “Open Period” of the Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 11 above, as applicable), as shown in the applicable Mortgage Loan Source Document.

13.
For the purpose of comparing the “Future Secondary Financing Allowed (Y/N)” Compared Mortgage Loan Characteristic for any Mortgage Loan that references a “Permitted Mezzanine Loan” in the applicable Mortgage Loan Source Document, CoreVest, on behalf of the Depositor, instructed us to assume that this “Permitted Mezzanine Loan” debt does not constitute additional debt that may be placed by the borrower on the collateral that secures the Mortgage Loan, and to use “N.”

Exhibit 5 to Attachment A

Notes: (continued)

14.
For the purpose of comparing the “Lockbox Type” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, as applicable:

a.
Springing – As of the origination date of the Mortgage Loan, the borrower and/or related property manager is required to deposit any rent it receives in a rent deposit account or restricted account, as applicable.  Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender requires or has the option to require the borrower to direct tenants to deposit funds directly to a lockbox account or restricted account, as applicable,

b.	Hard – As of the origination date of the Mortgage Loan, there is an established lockbox account controlled by the lender into which tenants are required to deposit rents directly and
c.	N/A – As of the origination date of the Mortgage Loan, either:
i.	The borrower or the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt,
ii.
The borrower or the related property manager is required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt, however, there are no requirements for the borrower to direct tenants to deposit funds directly to a rent deposit account upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, or

iii.
The borrower of the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt. Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender has the option to require the borrower to direct tenants to deposit funds directly to an account designated by the lender or to such other third party as directed by the lender.

15.
For the purpose of comparing the “Cash Management Type” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, as applicable:

a.
Springing – Prior to an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in a rent deposit account is released periodically to the borrower.  Upon the occurrence an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in the rent deposit account will be swept to a lender controlled cash management account and will be applied in accordance with the terms of the applicable Mortgage Loan Source Document,

b.
Hard – As of the origination date of the Mortgage Loan, all cash on deposit in the rent deposit account is swept to a lender controlled cash management account and is applied in accordance with the terms of the applicable Mortgage Loan Source Document and

c.	N/A – In accordance with the terms of the applicable Mortgage Loan Source Document, no cash management account is required to be established during the term of the related Mortgage Loan.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 6 to Attachment A

Provided Mortgage Loan Characteristics

Characteristic

Loan ID
Include Y/N
Closed (Y/N)
Pool
Loan Seller
Loan Owner
Loan Purpose
Refinance Type
Loan
Next Due Date
Lien Position
Cut Off Date Value ($)
Guarantor Net Worth
Guarantor Liquidity
Recourse to Borrower (Full, Partial, Carve-out, None)
Equity Pledge (Y/N)
Occupancy as of Date
Property Manager Type
Rent Rolls Required as of 3/31 (Y/N)
3/31 Occupancy
NOI as of 3/31
NCF as of 3/31
NOI DSCR as of 3/31
NCF DSCR as of 3/31
NCF Debt Yield as of 3/31
Servicer
Servicing Fee ($)
Servicing Fee Rate
Trustee/Note Administrator Fee Rate
CREFC® License Fee Rate
Special Servicing Fee
Property Management Consultant Fee
Operating Statement Required as of 3/31 (Y/N)
Rank Loan Number

Note:	We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Mortgage Loan Characteristics.